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                                                                   EXHIBIT 10.18








                                   AGREEMENT
                          FOR AMENDING THE GAS PRICING
                                   PROVISIONS
                         UNDER THE CONCESSION AGREEMENT
                    SIGNED BY VIRTUE OF LAW NO. 113 OF 1993
                         FOR PETROLEUM EXPLORATION AND
                         EXPLOITATION IN THE QARUN AREA
                                 WESTERN DESERT
                                    BETWEEN
                           THE ARAB REPUBLIC OF EGYPT
                                      AND
                         THE EGYPTIAN GENERAL PETROLEUM
                                  CORPORATION
                                      AND
                       PHOENIX RESOURCES COMPANY OF QARUN
                           AND APACHE OIL EGYPT, INC.


                               -----------------



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                                   AGREEMENT
                          FOR AMENDING THE GAS PRICING
                                   PROVISIONS
                         UNDER THE CONCESSION AGREEMENT
                    SIGNED BY VIRTUE OF LAW No. 113 OF 1993
                         FOR PETROLEUM EXPLORATION AND
                         EXPLOITATION IN THE QARUN AREA
                                 WESTERN DESERT
                                    BETWEEN
                           THE ARAB REPUBLIC OF EGYPT
                                      AND
                         THE EGYPTIAN GENERAL PETROLEUM
                                  CORPORATION
                                      AND
                       PHOENIX RESOURCES COMPANY OF QARUN
                           AND APACHE OIL EGYPT, INC.



This Agreement is made this _____ day of __________, 1993, by and between the Arab Republic of Egypt (hereinafter referred to as "A.R.E.") or as the "GOVERNMENT"), THE EGYPTIAN GENERAL PETROLEUM CORPORATION, a legal entity created by law No. 167 of 1958 as amended (hereinafter referred to as "E.G.P.C.") and PHOENIX RESOURCES COMPANY OF QARUN, a company organized and existing under the laws of the State of Delaware, U.S.A. and APACHE OIL EGYPT, INC. a company organized and existing under the laws of the State of Delaware, U.S.A. (both companies hereinafter referred to collectively as "CONTRACTOR").

                                   WITNESSETH

WHEREAS, the Arab Republic of Egypt, the Egyptian General Petroleum Corporation and Phoenix Resources Company of Qarun and Apache Oil Egypt, Inc. have entered into a Concession Agreement





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signed by virtue of law No. 113 of 1993 for Petroleum Exploration and
Exploitation in the Qarun Area, Western Desert.

WHEREAS, Contractor has applied for an amendment of the natural gas and LPG Pricing provisions under such Concession agreement; and

WHEREAS, the Board of Directors of E.G.P.C., has approved such amendment, and agreed to take the legal procedures required therefor.

Now, therefore, the parties hereto agree as follows:

                                   ARTICLE I

Article VII (c) (2) of the Concession Agreement signed by virtue of Law No. 113 of 1993 for Petroleum Exploration and Exploitation in the Qarun Area, Western Desert, shall be deleted in its entirety, and shall be replaced by the following:

         2-      Gas and LPG
         (i)     The Cost Recovery and Profit Shares of Gas subject to a Gas
                 Sales Agreement between E.G.P.C. and CONTRACTOR (as sellers) and E.G.P.C. (as buyer) entered into pursuant to Article VII
                 (e) shall be valued, delivered to and purchased by E.G.P.C. at a price determined monthly according to the following formula:

                 PG = 0.85 x     F     x H
                            -----------
                                      6
                            42.96 x 10
                 Where:
                 PG = the value of the Gas in U.S. Dollars per thousand cubic feet (MCF).
                 F = a value in U.S. Dollars per metric ton of the Crude of Gulf of Suez blend "FOB Ras Shukheir" calculated




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                      by referring to "Platt's Oilgram Price Report" during a
                      month under the heading "Spot Crude Price Assessment for Suez Blend." This value reflects the total averages of the published high and low values for a barrel during such month divided by the number of days in such month for which such values were quoted. The value per metric ton shall be calculated on the basis of a conversion factor to be agreed upon annually between E.G.P.C. and CONTRACTOR.

                 H = the number of British Thermal Units (BTUs) per thousand cubic feet (MCF) of Gas.

                 In the event that the value of F cannot be determined because Platt's Oilgram Price Report is not published at all during a month, the Parties shall meet and agree the value of F by reference to other published sources. In the event that there are no such published sources or if the value of F cannot be determined pursuant to the foregoing for any other reason, the Parties shall meet and agree a value of F.

                 Such evaluation of Gas under a formula providing for a fifteen
                 (15) percent discount is based upon delivery at the delivery point specified in Article VII (e) 2(ii) below, and is to enable E.G.P.C. to finance and maintain the portions of the pipeline distribution system to be provided by E.G.P.C.

         (ii) The Cost Recovery and Profit Shares of LPG produced from a plant constructed and operated by or on behalf of E.G.P.C. and CONTRACTOR shall be separately valued for Propane and Butane at the outlet of such LPG plant according to the following formula (unless otherwise agreed between E.G.P.C. and CONTRACTOR):




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                 PLPG =  0.95 PR - (J x 0.85     F     )
                                            -----------
                                                      6
                                            42.96 x 10
                 Where:
                 PLPG = LPG price (separately determined for Propane and Butane) in U.S. Dollars per metric ton.
                 PR = the average over a period of a month of the figures representing the mid-point between the high and low prices in U.S. Dollars per metric ton quoted in "Platt's LPGaswire" during such month for Propane and Butane FOB Ex-Ref/Stor. West Mediterranean.

                 J =     BTU's removed from the Gas Stream by the LPG plant
                         per metric ton of LPG produced.
                 F =     the same value as F under sub-paragraph (i) above.

                 In the event that Platt's LPGaswire is issued on certain days during a month but not on others, the value of PR shall be calculated using only those issued which are published during such month. In the event that the value of PR cannot be determined because Platt's LPGaswire is not published at all during a month, the Parties shall meet and agree the value of PR by reference to other published sources. In the event that there are no other such published sources or if the value of PR cannot be determined pursuant to the foregoing for any other reason, the Parties shall meet and agree the value of PR by reference to the value of LPG (Propane and Butane) delivered FOB from the Mediterranean Area.

                 Such value of LPG is based upon delivery at the delivery point specified in Article VII (e)(2)(iii) below.

         (iii) The Prices of Gas and LPG so calculated shall apply during the same month.




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         (iv)    The Cost Recovery and Profit Shares of Gas and LPG disposed of by E.G.P.C. and CONTRACTOR other than to E.G.P.C.  pursuant to
                 Article VII(e) shall be valued at their actual realized price.

                                   ARTICLE II

Except as amended by this Agreement, the Concession Agreement signed by virtue of Law No. 113 of 1993, shall continue in full force and effect in accordance with its terms.

PHOENIX RESOURCES COMPANY OF QARUN

BY: /s/ John E. Bruno
   -------------------------------------------
DATE:
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APACHE OIL EGYPT, INC.

BY: /s/ John E. Bruno
   -------------------------------------------
DATE:
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EGYPTIAN GENERAL PETROLEUM CORPORATION

BY: /s/ Egyptian General Petroleum Corporation
   -------------------------------------------
DATE:
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ARAB REPUBLIC OF EGYPT

BY: /s/ Arab Republic of Egypt
   -------------------------------------------
DATE:
     -----------------------------------------




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